AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

1. CONTRACT ID CODE	PAGE OF PAGES
	1 7

2. AMENDMENT/MODIFICATION NO.	3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO. *(If applicable)*
P00009	See Block 16C	2404234ADA001	

6. ISSUED BY CODE 234

COMMANDANT (G-ACS-4)
USCG HQ
2100 2ND ST S.W.
WASHINGTON DC 205930001

7. ADMINISTERED BY *(If other than Item 6)* CODE 234

COMMANDANT (G-ACS-4)
USCG HQ
2100 2ND ST S.W. SUITE 1100

8. NAME AND ADDRESS OF CONTRACTOR *(No., street, county, State and ZIP Code)*

ORBCOMM, Inc
Attn: Jerome Eisenberg
21700 Atlantic Blvd
Dulles VA 22102

CODE 146118901 FACILITY CODE

(x) **9A. AMENDMENT OF SOLICITATION NO.**

9B. DATED *(SEE ITEM 11)*

X **10A. MODIFICATION OF CONTRACT/ORDER NO.** HSCG23-04-C-ADA001

10B. DATED *(SEE ITEM 11)* 05/20/2004

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

❑ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers ❑ is extended ❑ is not extended. Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA *(If required)*
See Schedule

13. THIS ITEM ONLY APPLIES TO MODIFICATION OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

CHECK ONE	
	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: *(Specify authority)* THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
	B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES *(such as changes in paying office, appropriation date, etc.)* SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
	C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
X	D. OTHER *(Specify type of modification and authority)* Bilateral: (FAR 43.103(a)).

E. IMPORTANT: Contractor ❑ is not ☒ is required to sign this document and return 2 copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION *(Organized by UCF section headings, including solicitation/contract subject matter where feasible)*

The purpose of this modification is to:

1. Add considerations agreed to by Orbcomm, Inc. for extension of the launch date to December 31, 2007 from July 2, 2007 as follows:

(a) In the statement of work on Page 13 of 24 under Section 5.9, Ongoing Support, Operations and Maintenace, add subsection 5.9.2, Contractor shall provide up to 200 hours of technical support to mitigate the co-channel interference up to 14 months after the launch date.

(b) CLIN 00004 (Option) for the operational and evaluation and maintenance is decreased Continued ...

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER *(Type or print)*		16A. NAME AND TITLE OF CONTRACTING OFFICER *(Type or print)*	
Jerome B. Eisenberg, Chief Executive Officer		Kerri B. Williams	
15B. CONTRACTOR/OFFEROR	**15C. DATE SIGNED**	**16B. UNITED STATES OF AMERICA**	**16C. DATE SIGNED**
/s/ Jerome B. Eisenberg *(Signature of person authorized to sign)*	9/12/07	/s/ Kerri B. Williams *(Signature of Contracting Officer)*	9/13/07

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED HSCG23-04-C-ADA001/P00009	PAGE 2 OF 7

NAME OF OFFEROR OR CONTRACTOR
ORBCOMM, INC.

ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)
	by $197,913.00 from $397,913.00 to $200,000.00. (c) CLIN 00004B(Option 2) for Recurring Service (Medium Usage) is decreased by $200,000.00 from $396,000.00 to $196,000.00. (d) CLIN 00004C (Option 3) for Recurring Service (High Usage) is decreased by $200,000.00 from $594,000.00 to $394,000.00. 2. Extend the Period of Performance for CLINS 00001, 00002, 00002A, 00002B, 00002C, 00004, 00004A, 00004B, and 00004C. 3. Modify SECTION 7.0 of the SOW to reflect the current Deliverable dates. FOB: Destination Discount Terms: Net 30 Change Item 00001 to read as follows (amount shown is the obligated amount):				
00001	All work associated with the Concept Validation Payload through launch IAW the attached statement of work and the contractor's proposal (Revision D) dated 19 May 2004. Period of Performance is extended from 30 September 2007 to 28 February 2008. Obligated Amount: $0.00 Delivery: 12/31/2007 Delivery Location Code: 234 COMMANDANT (G-ACS-4) USCG HQ 2100 2ND ST S.W. RM 5212 WASHINGTON DC 205930001 Accounting Info: 2A6K 099000465001-70372-255F-MDA/ORBCOMM-DEF. TASK Funded: $0.00 Delivery: 12/31/2007 Delivery Location Code: 70372 USCG HEADQUARTERS G-A 2100 2ND ST S.W. Attn: Joyce Burch WASHINGTON DC 205930001 Quantity: 1 Continued ...	1.00	JB	7,105,564.00	0.00

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED HSCG23-04-C-ADA001/P00009	PAGE 3	OF 7

NAME OF OFFEROR OR CONTRACTOR
ORBCOMM, INC.

ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)
	Accounting Info: 2A6K 099000465001-70372-255F-AISADMIN-DEF. TASK Funded: $0.00 Period of Performance: 05/20/2004 to 02/28/2008. Change Item 00002 to read as follows (amount shown is the obligated amount):				
00002	Operational evaluation and maintenance of the Concept Validation Payload after launch IAW the attached statement of work and the contractor's proposal (Revision D) dated 19 May 2004. Period of Performance for this CLIN is extended from 30 September 2007 to 31 December 2008. Obligated Amount: $0.00 Delivery: 12/31/2007 Delivery Location Code: 234 COMMANDANT (G-ACS-4) USCG HQ 2100 2ND ST S.W. RM 5212 WASHINGTON DC 205930001 Accounting Info: 2A6K 099000465001-70372-255F-MDA/ORBCOMM-DEF. TASK Period of Performance: 12/31/2007 to 12/31/2008. Change Item 00002A to read as follows (amount shown is the obligated amount):	1.00	JB	380,068.00	0.00
00002A	Recurring Service (Base Period). Option 1 - Low Usage IAW the attached statement of work and the contractor's proposal (Revision D) dated 19 May 2004. Period of Performance for this CLIN is extended from 30 September 2007 to 31 December 2008. SUBCLIN PRICE: $198,000.00 Obligated Amount: $0.00 Delivery: 01/01/2008 Delivery Location Code: 234 COMMANDANT (G-ACS-4) USCG HQ 2100 2ND ST S.W. RM 5212 WASHINGTON DC 205930001 Amount: $0.00 Accounting Info: 2A6K 099000465001-70372-255F-MDA/ORBCOMM-DEF. Continued ...				0.00

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED HSCG23-04-C-ADA001/P00009	PAGE 4 OF 7

NAME OF OFFEROR OR CONTRACTOR
ORBCOMM, INC.

ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)
	TASK Funded: $0.00 Delivery: 01/01/2008 Delivery Location Code: 70372 USCG HEADQUARTERS G-A 2100 2ND ST S.W. Attn: Joyce Burch WASHINGTON DC 205930001 Amount: $198,000.00 Accounting Info: 2A7M 099000475001-70372-255F-AISPRIME-DEF. TASK Funded: $0.00 Accounting Info: 2A6K 099000465001-70372-255F-AISADMIN-DEF. TASK Funded: $0.00 Period of Performance: 01/01/2008 to 12/31/2008. Change Item 00002B to read as follows (amount shown is the obligated amount):				
00002B	Recurring Service (Base Period) Option 2 - Medium Usage IAW the attached statement of work and the contractor's proposal (Revision D) dated 19 May 2004. Period of Performance for this CLIN (if exercised) is extended from 30 September 2007 to 31 December 2008. SUBCLIN PRICE: $396,000.00 Obligated Amount: $0.00 Amount: $0.00 (Option Line Item) Delivery: 12/31/2008 Delivery Location Code: 234 COMMANDANT (G-ACS-4) USCG HQ 2100 2ND ST S.W. RM 5212 WASHINGTON DC 205930001 Accounting Info: 2A6K 099000465001-70372-255F-MDA/ORBCOMM-DEF. TASK- Period of Performance: 01/01/2008 to 12/31/2008 Change Item 00002C to read as follows (amount shown is the obligated amount):	1.00	JB	0.00	
00002C	Recurring Service (Base Period). Option 3 - High Usage IAW the attached statement of work and the contractor's proposal (Revision D) dated 19 May Continued ...	1.00	JB	0.00

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED HSCG23-04-C-ADA001/P00009	PAGE 5	OF 7

NAME OF OFFEROR OR CONTRACTOR
ORBCOMM, INC.

ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)
	2004. Period of Performance for this CLIN (if exercised) is extended from 30 September 2007 to 31 December 2008. SUBCLIN PRICE: $594,000.00 Obligated Amount: $0.00 Amount: $0.00 (Option Line Item) Delivery: 01/01/2008 Delivery Location Code: 234 COMMANDANT (G-ACS-4) USCG HQ 2100 2ND ST S.W. RM 5212 WASHINGTON DC 205930001 Accounting Info: 2A6K 099000465001-70372-255F-MDA/ORBCOMM-DEF. TASK Period of Performance: 01/01/2008 to 12/31/2008. Change Item 00004 to read as follows (amount shown is the obligated amount):	1.00	JB	0.00	
00004	OPTION: Operational evaluation and maintenance of the Concept Validation Payload after launch IAW the attached statement of work (one-year optional period) and the contractor's proposal (Revision D) dated 19 May 2004. Period of Performance for this CLIN (if exercised) is from 01 January 2009 to 31 December 2009. CLIN PRICE is being decreased BY $197,000.00 from the original amount of $397,913.00 to $200,000.00. CLIN PRICE: $200,000.00 Obligated Amount: $0.00 Amount: $0.00 (Option Line Item) Delivery: 01/01/2009 Delivery Location Code: 234 COMMANDANT (G-ACS-4) USCG HQ 2100 2ND ST S.W. RM 5212 WASHINGTON DC 205930001 Accounting Info: 2A6K 099000465001-70372-255F-MDA/ORBCOMM-DEF. TASK Period of Performance: 01/01/2009 to 12/31/2009. Change Item 00004A to read as follows (amount Continued ...	1.00	JB	0.00

CONTINUATION SHEET | REFERENCE NO. OF DOCUMENT BEING CONTINUED HSCG23-04-C-ADA001/P00009 | PAGE 6 OF 7

NAME OF OFFEROR OR CONTRACTOR
ORBCOMM, INC.

ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)
	shown is the obligated amount):				
00004A	Recurring Service (Option Year). Option 1 - Low Usage IAW the attached statement of work and the contractor's proposal (Revision D) dated 19 May 2004. Period of Performance for this CLIN (if exercised) is 01 January 2009 to 31 December 2009. SUBCLIN PRICE: $198,000.00 Obligated Amount: $0.00 Amount: $0.00 (Option Line Item) Delivery: 01/01/2009 Delivery Location Code: 234 COMMANDANT (G-ACS-4) USCG HQ 2100 2ND ST S.W. RM 5212 WASHINGTON DC 205930001 Accounting Info: 2A6K 099000465001-70372-255F-MDA/ORBCOMM-DEF. TASK- Period of Performance: 01/01/2009 to 12/31/2009. Change Item 00004B to read as follows (amount shown is the obligated amount):	1.00	JB	0.00	
0004B	Recurring Service (Option Year). Option 2 - Medium Usage IAW the attached statement of work and the contractor's proposal (Revision D) dated 19 May 2004. Period of Performance for this CLIN (if exercised) is 01 January 2009 to 31 December 2009. SUBCLIN PRICE is being decreased BY $200,000.00 from the original amount of $396,000.00 to $196,000.00. SUBCLIN PRICE: $196,000.00 Obligated Amount: $0.00 Amount: $0.00 (Option Line Item) Delivery: 01/01/2009 Delivery Location Code: 234 COMMANDANT (G-ACS-4) USCG HQ 2100 2ND ST S.W. RM 5212 WASHINGTON DC 205930001 Accounting Info: 2A6K 099000465001-70372-255F-MDA/ORBCOMM-DEF. TASK- Continued ...	1	JB	0.00

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED HSCG23-04-C-ADA001/P00009	PAGE 7	OF 7

NAME OF OFFEROR OR CONTRACTOR
ORBCOMM, INC.

ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)
	Period of Performance: 01/01/2009 to 12/31/2009. Change Item 00004C to read as follows(amount shown is the obligated amount):				
0004C	Recurring Service (Option Year) Option 3 - High Usage IAW the attached statement of work and the contractor's proposal (Revision D) dated 19 May 2004 Period of Performance for this CLIN (if exercised) is 01 January 2009 to 31 December 2009. SUBCLIN PRICE is being decreased BY $200,000.00 from the original amount of $594,000.00 to $394,000.00. SUBCLIN PRICE: $394,000.00 Obligated Amount: $0.00 Amount: $0.00 (Option Line Item) Delivery: 01/01/2009 Delivery Location Code: 234 COMMANDANT (G-ACS-4) USCG HQ 2100 2ND ST S.W. RM 5212 WASHINGTON DC 205930001 Accounting Info: 2A6K 099000465001-70372-255F-MDA/ORBCOMM-DEF. TASK- Period of Performance: 01/01/2009 to 12/31/2009. The total obligated amount for this contract is as follows, and remains unchanged and in full force and effect: Item No. 00001 $ 7,105,564.00 Item No. 00002 $ 380,068.00 Item No. 00002A $ 198,000.00 Item No. 00003 $ 122,843.00 Totol Obligated Amount: $7,806,475.00	1	JB	0.00

ORBCOMM, Inc. HSCG23-04-C-ADA001 Modification No. P00009 ATTACHMENT I Section 7.0 DELIVERABLES on page 15 of 24 of the item referenced in 10A is hereby modified to change the due dates for the following deliverables or events listed below: ITEM PWS DELIVERABLE/EVENT DUE BY Satellite Control Center Upgrade Critical Design Review Completed Final Checkout Satellite Control Center Upgrade TBD Launch December 31, 2007 Operations Quarter 1 (event) * 90 Days after Launch Operations Quarter 2 (event)* 180 Days after Launch Operations Quarter 3 (event)* 270 Days after Launch Operations Quarter 4 (event)* 360 Days after Launch Except as provided herein, all other deliverables or events and due dates remain unchanged and in full force and effect.